         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE (THE "LAWS"). THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION AND QUALIFICATION OF THESE SECURITIES UNDER THE ACT AND THE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT AND THE LAWS.

                                WARRANT AGREEMENT

THIS WARRANT AGREEMENT (this "AGREEMENT") is entered into and effective as of July 15, 2008 (the "EFFECTIVE DATE"), by and between MicroIslet, Inc., a Nevada corporation (the "COMPANY"), and the SMR 1996 Trust III (the "Warrantholder").

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the Company and the Warrantholder certify and agree as follows:

         1. GRANT OF THE RIGHT TO PURCHASE COMMON STOCK. For value received, the adequacy of which is hereby acknowledged, the Company hereby grants to Warrantholder, and Warrantholder is entitled to, upon the terms and subject to the conditions set forth in this Agreement, a warrant (the "WARRANT") to subscribe for and purchase from the Company a number of shares of the Company's Common Stock (the "SHARES") equal to Five Hundred Thousand (500,000) Shares of the Company's Common Stock at a purchase price of thirty cents ($0.30) per Share (the "EXERCISE PRICE"). This Warrant is being issued pursuant to the Unsecured Subordinated Convertible Promissory Note issued by the Company to the Warrantholder dated as of the date hereof (the "NOTE"). The Company has agreed to grant certain registration rights with respect to the Shares pursuant to a Registration Rights Agreement, as amended of even date herewith (the "REGISTRATION RIGHTS AGREEMENT"). The Warrantholder's right to exercise this Warrant shall be subject to the purchase and sale of Shares upon exercise being in compliance with the Securities Act of 1933, as amended (the "SECURITIES Act"), and the securities or "blue sky" laws of any State (collectively, the "LAWS"), but shall not be affected by the effectiveness or availability of a registration statement under the Securities Act for the resale of the Shares. Any Shares issuable upon exercise of this Warrant while such a registration statement is not effective or is unavailable for the resale of the Shares shall bear the legend described in SECTION 9.8. Notwithstanding anything to the contrary in this Agreement, the rights under this Warrant are subject to the limitations stated in the Note.

         2. EXPIRATION. The Warrant shall expire and cease to be exercisable at 5:00 p.m. Pacific time on the fifth anniversary of the Effective Date.

         3. METHOD OF EXERCISE; PAYMENT; ISSUANCE OF SHARES. Subject to SECTION 2 hereof, the purchase right represented by the Warrant may be exercised by the Warrantholder, in whole or in part, on or after the earlier of (i) the one year anniversary of the Effective Date or (ii) the occurrence of an event described in SECTION 6.1 hereof, by tendering to the Company a duly executed Notice of Exercise in the form attached as EXHIBIT A hereto at the principal office of the Company and by payment to the Company, by check, of an amount equal to the then applicable Exercise Price multiplied by the number of shares then being purchased. In the event of any exercise of the rights represented by this Agreement, certificates for the shares of stock so purchased shall be in the name of, and delivered to, Warrantholder, or as Warrantholder may direct (subject to the terms of transfer contained herein). Such delivery shall be made within thirty (30) days after exercise and at the Company's expense. The shares so issued upon exercise of the rights represented by this Agreement shall be duly authorized, validly issued, fully paid and non-assessable.

         4. RESERVATION OF SHARES. The Company shall at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights to purchase the Shares as provided in this Agreement.

         5. NO RIGHTS AS STOCKHOLDER. This Agreement does not entitle Warrantholder to any voting rights or other rights as a stockholder of the Company prior to the purchase of the Shares as provided in this Agreement.

         6. ADJUSTMENT RIGHTS. The Exercise Price and the number of Shares purchasable hereunder are subject to adjustment from time to time as follows:

                  6.1 MERGER AND SALE OF ASSETS. If at any time there shall be
         (i) a reorganization of the shares of the Company's Common Stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation where the Company is not the surviving corporation, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (ii) the sale of all or substantially all of the Company's properties and assets to any other person; then, as a part of such reorganization, merger, consolidation or sale, whether for stock, cash, or other consideration, lawful provision shall be made so that Warrantholder shall thereafter be entitled to receive upon exercise of the Warrant the number of shares of common stock or other securities of the successor corporation resulting from such merger or consolidation and any cash or other consideration to which Warrantholder would have been entitled if the Warrant had been exercised immediately prior to such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Agreement with respect to the rights and interest of Warrantholder after such reorganization, merger, consolidation or sale so that the provisions of this Agreement (including adjustments of the Exercise Price and the number of Shares issuable pursuant to the terms and conditions of this Agreement) shall be applicable after such event, as near as reasonably may be, in relation to any shares deliverable after that event upon the exercise of the Warrant.

                  6.2 RECLASSIFICATION OF SHARES. If the Company at any time shall, by combination, reclassification, exchange or subdivision of securities or otherwise (other than a subdivision or other change otherwise provided for herein), change all of the outstanding shares of Common Stock into the same or a different number of securities of any other class or classes, this Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable hereunder had the Warrantholder exercised its rights with respect to all of the Shares then subject to the Warrant immediately prior to such combination, reclassification, exchange, subdivision or other change.

                  6.3 SUBDIVISION OF SHARES. If the Company at any time shall combine or subdivide its Common Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

                  6.4 STOCK DIVIDENDS. If the Company at any time shall pay a dividend payable in the Company's Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend, to a price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of all shares of the Company's Common Stock outstanding immediately prior to such dividend (assuming all convertible securities are then converted into Common Stock), and (ii) the denominator of which shall be the total number of all shares of the Company's Common Stock outstanding immediately after such dividend (assuming all convertible securities are then converted into Common Stock). Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         7. LIMITATION ON EXERCISE. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Warrantholder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Warrantholder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Warrantholder's for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of a Notice of Exercise hereunder will constitute a representation by the Warrantholder that it has evaluated the limitation set forth in this
Section 7 and determined that issuance of the full number of Warrant Shares requested in such Notice of Exercise is permitted under this Section 7. This provision shall not restrict the number of shares of Common Stock which Warrantholder may receive or beneficially own in order to determine the amount of securities or other consideration that Warrantholder may receive in the event of a merger or other business combination or reclassification involving the Company as contemplated in Section 6. The Warrantholder may waive the limitations set forth in this Section 7 upon sixty-one (61) days prior written notice to the Company.

         8. WARRANT NONTRANSFERABLE. The Warrant may not be sold, pledged, assigned or transferred in any manner without the written consent of the Company.

         9. SECURITIES ISSUES. Warrantholder, intending that the Company rely upon the following representations and covenants of Warrantholder, which by execution of this Agreement, Warrantholder hereby confirms:

                  9.1 ACCREDITED INVESTOR. Warrantholder is familiar with the definition of "accredited investor" set forth in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended. Warrantholder is an accredited investor as so defined.

                  9.2 ACQUISITION FOR OWN ACCOUNT. Warrantholder is purchasing the Note and entering into this Agreement for Warrantholder's own account and not with a view to or for sale in connection with any distribution of securities.

                  9.3 NO TRANSFERS CONTEMPLATED. Warrantholder does not presently have any contracts, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any securities of the Company.

                  9.4 TRUE INVESTMENT PURPOSE. Warrantholder has not been organized for the purpose of purchasing the Note or entering into this Agreement.

                  9.5 RESTRICTIONS ON ACQUIRED SECURITIES. Warrantholder acknowledges that any securities acquired pursuant to this Agreement may not be sold, pledged, assigned or transferred in any manner, except pursuant to registration and qualification under the Securities Act and applicable Laws, or if an exemption from such registration or qualification is applicable.

                  9.6 INVESTMENT EXPERIENCE. Warrantholder is able to fend for itself, bear the economic risk of its investment and evaluate the merits and risks of the transactions provided in this Agreement.

                  9.7 ACCESS TO INFORMATION. Warrantholder has had access to, and has reviewed as it sees fit, all of the Company's public reports filed with the Securities and Exchange Commission. Warrantholder acknowledges that it has not received any material information in connection with this investment which is not contained in, or which is contrary to, the information in such public reports, and Warrantholder has relied only on such public reports in connection with its investment decision.

                  9.8 RESTRICTED SHARES/LEGEND. Warrantholder understands that the Shares issuable upon the exercise of the Warrant shall be "restricted securities", as that term is defined in Rule 144 promulgated under the Securities Act, and shall bear a legend in the form substantially as follows:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE (THE "LAWS"). THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION AND QUALIFICATION OF THESE SECURITIES UNDER THE ACT AND THE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT AND THE LAWS.

                  9.9 NO GENERAL SOLICITATION. Warrantholder has not seen or received any advertisement or general solicitation in connection with the Note, this Agreement or the Warrant.

         10.      MISCELLANEOUS.

                  10.1 GOVERNING LAW. This Agreement is entered into in San Diego, California, shall be performed in California, and shall be interpreted, enforced and adjudicated in San Diego, California under the internal laws of the State of California without regard to California's conflict-of-law provisions.

                  10.2 ENTIRE AGREEMENT. This Agreement and the Note constitutes the final, complete and exclusive agreement between the parties pertaining to the subject of this Agreement, and supersedes all prior and contemporaneous agreements. This Agreement represents the warrant required to be delivered pursuant to the Note. None of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. Any changes or supplements to this Agreement must be in writing and signed by both of the parties.

                  10.3 ASSIGNMENT. Not in derogation of SECTION 8 hereof, this Agreement shall be binding on, and shall inure to the benefit of, the parties and their respective heirs, legal representatives, successors and assigns.

                  10.4 NOTICES, ETC. All notices, requests, demands or other communications that are required or permitted under this Agreement shall be given in the manner set forth in the Note.

                  10.5 SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement or in any other document referenced in this Agreement, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such document.

                  10.6 TIME IS OF THE ESSENCE. Time is absolutely of the essence in construing each provision of this Agreement.

                  10.7 INTERPRETATION. The headings set forth in this Agreement are for convenience only and shall not be used in interpreting this Agreement.

                  10.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. A faxed signature shall be as valid as an originally executed signature.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date.

                                       MICROISLET, INC.


                                       By:  /s/  Michael J. Andrews
                                           ------------------------
                                           Michael J. Andrews
                                           Chief Executive Officer
ACKNOWLEDGED AND AGREED:


SMR 1996 TRUST III


By:  /s/ Ronald Katz
    --------------------
     Ronald Katz
     Co-Trustee


By:  /s/ Martin Edelman
     -------------------
     Martin Edelman
     Co-Trustee

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To:      Chief Financial Officer
         MicroIslet, Inc.

1. The undersigned Warrantholder ("WARRANTHOLDER") elects to acquire shares of the Common Stock of MicroIslet, Inc., a Nevada corporation (the "COMPANY"), pursuant to the terms of the Warrant Agreement dated as of July 15, 2008 (the "WARRANT").

2. The Warrantholder elects to purchase _____________ shares of Common Stock as provided in SECTION 3 of the Warrant and tenders herewith a check in the amount of $___________ as payment of the purchase price.

3. In exercising its rights to purchase the Common Stock of the Company, the undersigned hereby confirms and acknowledges the representations made in SECTION 9 of the Warrant.

4. Please issue a certificate representing the shares of the Common Stock in the name of the undersigned or in such other name as is specified below:

                            Name:                 _____________________________

                            Address:              _____________________________

                            Taxpayer I.D. No.:    _____________________________


                                                          WARRANTHOLDER

                                       By:  ___________________________________
                                            Name:
                                            Title:


                                      Date:  __________________________________